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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 4, 1999


                             GLOBAL CASINOS, INC.
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            (Exact name of registrant as specified in its charter)


Utah                                0-15415                         87-0340206
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(State or other jurisdiction  (Commission file number)           (IRS Employer
of incorporation or                                        Identification No.)
organization)



5373 Union Boulevard, Suite 100, Colorado Springs, Colorado        80918
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     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (719) 590-4900
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         (Former name or former address, if changed since last report)


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ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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     (a)  On January 4, 1999, the client-auditor relationship between the
Company and its principal accountants, Gelfond Hochstadt Pangburn & Co., ceased. The resignation of Gelfond Hochstadt Pangburn & Co. was effective January 4, 1999. The report of Gelfond Hochstadt Pangburn & Co. related to the consolidated financial statements of the Company for the fiscal year ended June 30, 1998 contains a going concern qualification. With the exception of the foregoing, the reports of Gelfond Hochstadt Pangburn & Co. related to the consolidated financial statements of the Company for the fiscal years ended June 30, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 1998 and 1997, there were no disagreements with Gelfond Hochstadt Pangburn & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Gelfond Hochstadt Pangburn & Co., would have caused Gelfond Hochstadt Pangburn & Co. to make reference to the matter in their report.

          The Company has requested that Gelfond Hochstadt Pangburn & Co. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated January 7, 1999 is filed as Exhibit 18.0 to this Form 8-K.


ITEM 7:   EXHIBITS
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Exhibit No.

18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith furnishes the letter of Gelfond Hochstadt Pangburn & Co., former accountants to the Company.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBAL CASINOS, INC.



Date: 01/08/99                     By:  /s/ Stephen G. Calandrella
                                        ---------------------------------
                                        Stephen G. Calandrella, President


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Gelfond Hochstadt Pangburn & Co.
Certified Public Accountants
  and Business Consultants
1600 Broadway, Suite 2500
Denver, CO  80202-4926
(303) 831-5000 (telephone)
(303) 831-5032 (fax)




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Re:  Global Casinos, Inc. (Commission File No. 0-15415)

Ladies and Gentlemen:

We were previously the accountants for Global Casinos, Inc. and, under the date of October 13, 1998, we reported on the consolidated financial statements of Global Casinos, Inc. and Subsidiaries as of and for the years ended June 30, 1998 and 1997. On January 4, 1999, we resigned. We have read Global Casinos, Inc.'s statements included under Item 4 of its Form 8-K dated January 8, 1999 and we agree with such statements.

Very truly yours,

Gelfond Hochstadt Pangburn & Co.
January 7, 1999